INTEGER HOLDINGS CORPORATION.
5830 Granite Parkway, Suite 1150
Plano, Texas 75024
To:    Holders of Integer Holdings Corporation’s 2.125% Convertible Senior Notes due 2028 (CUSIP: 45826H AB5) (the “Notes”)

    Wilmington Trust, National Association, as Trustee
    1310 Silas Deane Highway
Wethersfield, CT 06109
Attention: Integer Holdings Corporation Notes Administrator

Re: Revised Notice of Convertibility of Notes
Ladies and Gentlemen:
Reference is hereby made to the Indenture, dated as of February 3, 2023 (the “Indenture”), by and between Integer Holdings Corporation (the “Company”) and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
Pursuant to Section 14.01(b)(iv) of the Indenture, the Notes shall become convertible during any calendar quarter after the calendar quarter ending March 31, 2023 (and only during such calendar quarter) and prior to the close of business on the Trading Day immediately preceding November 15, 2027, if the Last Reported Sale Price of the Common Stock for at least 20 Trading Days during the period of 30 consecutive Trading Days ending on, and including, the last Trading Day of the immediately preceding calendar quarter is greater than or equal to 130% of the Conversion Price on each applicable Trading Day (the “Sale Price Conversion Condition”).
The Company hereby provides notice that the Sale Price Conversion Condition has been satisfied with respect to the calendar quarter ended March 31, 2025 and, accordingly, Holders may convert all or any portion (if the portion to be converted is $1,000 principal amount or an integral multiple thereof) of their Notes during the calendar quarter ending June 30, 2025 in accordance with the requirements of the Indenture, including with respect to Section 14.02 of the Indenture, at the Conversion Rate of 11.4681 shares of Common Stock per $1,000 principal amount of Notes, subject to the terms of the Indenture.
No adjustment to the Conversion Rate pursuant to Section 14.03 of the Indenture has taken effect as a result of the satisfaction of the Sale Price Conversion Condition.
Conversion Procedures
The following sets forth the procedures a Holder must follow to convert their Notes:
Holders of beneficial interests in a Global Note. Holders of a beneficial interest in a Global Note need only comply with The Depository Trust Company’s procedures for converting a beneficial interest in a Global Note and, if required, pay funds equal to any interest payable on the next Interest Payment Date to which such Holder is not entitled.
Holders of certificated Notes. Holders of certificated Notes must (a) complete, manually sign and deliver to the Conversion Agent (including by facsimile) an irrevocable Notice of Conversion in the form attached hereto as Exhibit A which states the principal amount of Notes to be converted and the name or names in which such Holder wishes the certificate or certificates for any shares of Common Stock to be delivered upon settlement of the Conversion Obligation, (b) surrender such Notes, duly endorsed to the Company or in blank to the Conversion Agent, (c) if required, furnish appropriate endorsements and transfer documents, (d) if required, pay funds equal to any interest payable on the next Interest Payment Date to which such Holder is not entitled and (e) if required, pay all transfer or similar taxes, if any.

Conversion Date. A Holder’s Conversion Date means the date that such Holder has complied with the requirements summarized above pursuant to Section 14.02(b) of the Indenture.
Conversion Agent. The Trustee is acting as the Conversion Agent.
Interest for the Notes. Upon conversion, a Holder will not receive any separate cash payment or shares of Common Stock for accrued and unpaid interest unless such conversion occurs between a Regular Record Date and the Interest Payment Date to which it relates. The Company’s settlement shall be deemed to satisfy its obligation to pay the principal amount of the Note and accrued and unpaid interest to, but not including, the relevant Conversion Date. As a result, accrued and unpaid Additional Interest to, but not including, the relevant Conversion Date shall be deemed to be paid in full rather than cancelled, extinguished or forfeited.
Stock Taxes. If a Holder converts Notes, the Company will pay any documentary, stamp or similar issue or transfer tax due on the issue of any shares of the Company’s Common Stock upon the conversion, unless the tax is due because the Holder requests any shares to be issued in a name other than the Holder’s name, in which case the Holder will pay that tax.
Settlement upon Conversion
Method of Settlement. The Company will settle conversions of the Notes by paying cash up to the aggregate principal amount of the Notes to be converted and cash, shares of Common Stock or a combination of cash and shares of Common Stock, at the Company’s election, in respect of the remainder, if any, of the Company’s conversion obligation in excess of the aggregate principal amount of the Notes being converted.
Delivery of Consideration. The Company will deliver the consideration due in respect of the Conversion Obligation no later than the second Business Day immediately following last Trading Day of the relevant Observation Period.
Fractional Shares. The Company shall not issue any fractional share of Common Stock upon conversion of the Notes and shall instead pay cash in lieu of delivering any fractional share of Common Stock issuable upon conversion based on the Daily VWAP for the last Trading Day of the relevant Observation Period. For each Note surrendered for conversion, the full number of shares that shall be issued upon conversion thereof shall be computed on the basis of the aggregate Daily Settlement Amounts for the relevant Observation Period and any fractional shares remaining after such computation shall be paid in cash.
INTEGER HOLDINGS CORPORATION
April 2, 2025

Exhibit A
Form of Notice of Conversion

NOTICE OF CONVERSION
The undersigned registered owner of this Note hereby exercises the option to convert this Note, or the portion hereof (that is $1,000 in principal amount or an integral multiple thereof) below designated, into cash and shares of Common Stock, if any, in accordance with the terms of the Indenture referred to in this Note, and directs that any cash payable and any shares of Common Stock issuable and deliverable upon such conversion, together with any cash for any fractional share, and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If any shares of Common Stock or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all documentary, stamp or similar issue or transfer taxes, if any in accordance with Section 14.02(d) and Section 14.02(e) of the Indenture. Any amount required to be paid to the undersigned on account of interest accompanies this Note. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.
Dated:

Signature(s)

Signature Guarantee
Signature(s) must be guaranteed
by an eligible Guarantor Institution
(banks, stock brokers, savings and
loan associations and credit unions)
with membership in an approved
signature guarantee medallion program
pursuant to Securities and Exchange
Commission Rule 17Ad-15 if shares
of Common Stock are to be issued, or
Notes are to be delivered, other than
to and in the name of the registered holder.

Fill in for registration of shares if
to be issued, and Notes if to
be delivered, other than to and in the
name of the registered holder:

(Name)

(Street Address)

(City, State and Zip Code)
Please print name and address

Principal amount to be converted (if less than all):
$    ,000
NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Social Security or Other Taxpayer
Identification Number